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                                                                    Exhibit 10.1

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made and entered into as of July 21, 1996, by and among Keystone Holdings Partners L.P., a Texas limited partnership (the "Partnership"), the Federal Deposit Insurance Corporation ("FDIC"), as manager of the FSLIC Resolution Fund (the "FRF") (collectively with the FDIC, the "Initial Securities Holders"), and Washington Mutual, Inc., a Washington corporation (the "Company").

         WHEREAS, the Partnership owns all of the outstanding capital stock of Keystone Holdings Inc., a Delaware corporation ("Keystone");

         WHEREAS, the Partnership, Keystone, the Company, and certain direct and indirect subsidiaries of Keystone are concurrently with the execution of this Agreement entering into an Agreement for Merger (the "Merger Agreement"), providing for the merger of Keystone with and into the Company in exchange for 26,000,000 newly issued shares of Common Stock, no par value, of the Company ("Common Stock") to be issued to the Partnership, all in accordance with the terms of the Merger Agreement;

         WHEREAS, the Partnership, the FDIC, the Company, Keystone, certain of Keystone's direct and indirect subsidiaries and certain other parties are, concurrently with the execution of this Agreement, entering into that certain agreement (the "Warrant Exchange Agreement") pursuant to which the FDIC is to transfer at the Effective Time (as defined in the Merger Agreement) warrants that the FRF holds for capital stock of N.A. Capital Holdings, Inc. to the Company in exchange for 14,000,000 newly issued shares of Common Stock, all in accordance with the terms of the Warrant Exchange Agreement;

         WHEREAS, pursuant to the Merger Agreement and the Warrant Exchange Agreement, the Company will issue at the Effective Time an additional 8,000,000 newly issued shares of Common Stock (the "Litigation Shares") and deliver such shares to an escrow agent for release on a proportional basis to the Initial Securities Holders, or their permitted assigns, in the event of a cash recovery in the Case after the Closing, all in accordance with the terms of the Merger Agreement, the Warrant Exchange Agreement and the Escrow Agreement (as defined in the Merger Agreement);

         WHEREAS, the transactions contemplated by the Merger Agreement and the Warrant Exchange Agreement are to be consummated at the Closing;

         WHEREAS, in connection with the Merger Agreement and the Warrant Exchange Agreement, the Company has agreed to provide the registration rights set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto hereby agree as follows:

         SECTION 1. DEFINITIONS.

         1.1 Defined Terms. (a) As used in this Agreement, the following terms shall have the following meanings:

              "affiliate" shall have the meaning ascribed thereto in Rule 12b-2 promulgated by the Commission under the Exchange Act as in effect on the date hereof.

              "Agreement" shall mean this Registration Rights Agreement, as it may be amended, supplemented or otherwise modified from time to time.

              "Closing" shall have the meaning assigned to such term in the Recitals.

              "Closing Date" shall mean the date on which the Closing occurs.


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                  "Commission" shall mean the United States Securities and
         Exchange Commission or any successor thereto.

                  "Common Stock" shall have the meaning assigned to such term in the Recitals.

                  "Company" shall have the meaning assigned to such term in the Preamble.

                  "Company Public Sale Event" shall mean any sale by the Company of Common Stock for its own account as contemplated by subsection 4.1 pursuant to an effective Registration Statement filed by the Company, filed on Form S-1 or any other form for the general registration of securities with the Commission (other than a Registration Statement filed by the Company on either Form S-4 or Form S-8 or any registration in connection with a standby underwriting in connection with the redemption of outstanding convertible securities).

                  "Company Sale Notice" shall mean a Notice of Offering pursuant to Subsection 4.1 from the Company to each Security Holder stating that the Company proposes to effect a Company Public Sale Event.

                  "Effective Time" shall have the meaning assigned to such term in the Recitals.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and any rules and regulations promulgated thereunder, and any successor federal statute, rules or regulations.

                  "FDIC" shall have the meaning assigned to such term in the Preamble.

                  "Form S-1" shall mean such form of registration statement under the Securities Act as in effect on the date hereof or any successor form thereto.

                  "Form S-3" shall mean such form of registration statement under the Securities Act as in effect on the date hereof or any successor form thereto.

                  "Form S-4" shall mean such form of registration statement under the Securities Act as in effect on the date hereof or any successor form thereto.

                  "Form S-8" shall mean such form of registration statement under the Securities Act as in effect on the date hereof or any successor form thereto.

                  "FRF" shall have the meaning assigned to such term in the Preamble.

                  "Initial Merger Shares" shall mean the aggregate of 40,000,000 newly issued shares of Common Stock issued by the Company pursuant to the terms of the Merger Agreement and the Warrant Exchange Agreement at the Effective Time, which shall consist of the 26,000,000 Keystone Initial Shares (as defined in the Merger Agreement) and the 14,000,000 FRF Initial Shares (as defined in the Merger Agreement). Notwithstanding the foregoing, if an Adjustment Event (as defined in the Merger Agreement) shall have occurred, then the Keystone Initial Shares shall be reduced to 25,883,333 shares of Common Stock, and the numbers 40,000,000 and 26,000,000 in this Agreement, shall be changed to the numbers 39,883,333 and 25,883,333, respectively, subject to
         Section 2.2(c) of the Merger Agreement.

                  "Initial Securities Holders" shall have the meaning assigned to such term in the Preamble of this Agreement.

                  "Initial Underwriting" shall mean the underwritten public offering referred to in Section 2.

                  "Keystone" shall have the meaning assigned in the first
         Recital.


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                  "Litigation Shares" shall have the meaning assigned to such term in the Recitals.

                  "Litigation Shelf" shall have the meaning assigned to such term in subsection 3.1(b) hereof.

                  "Merger Agreement" shall have the meaning assigned to such term in the Recitals.

                  "NASD" shall mean the National Association of Securities Dealers, Inc. or any successor thereto.

                  "Notice of Offering" shall mean a written notice with respect to (a) the Initial Underwriting, or (b) a proposed underwritten public offering pursuant to the Shelf Registration Statement or (c) a Company Public Sale Event, in each case setting forth (i) the expected maximum and minimum number of shares of Registrable Common or Common Stock, as the case may be, proposed to be offered and sold, (ii) the lead managing underwriter, if applicable or selected and (iii) the proposed method of distribution and the expected timing of the offering.

                  "Partnership" shall have the meaning assigned to such term in the Preamble of this Agreement.

                  "Person" shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

                  "Piggybacking Securities Holder" shall mean Securities Holders selling Registrable Common in connection with a Company Public Sale Event pursuant to subsection 4.3.

                  "Preliminary Prospectus" shall mean each preliminary prospectus included in a Registration Statement or in any amendment thereto prior to the date on which such Registration Statement is declared effective under the Securities Act, including any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act.

                  "Prospectus" shall mean each prospectus included in a Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in accordance with Rule
         430A), together with any supplement thereto, and any material incorporated by reference into such Prospectus, all as filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) under the Securities Act.

                  "Public Sale Event" shall mean the Initial Underwriting, an underwritten public offering under the Shelf Registration Statement or the Litigation Shelf, or a Company Public Sale Event, as the case may be.

                  "Purchase Agreement" shall mean any written agreement entered into by any Securities Holder providing for the sale of Registrable Common in the manner contemplated by a related Registration Statement, including the sale thereof to an underwriter for an offering to the public.

                  "Registrable Common" shall mean (a) the Initial Merger Shares and (b) any other securities issued as (or issuable upon the conversion or exercise of any warrant, right, option or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Initial Merger Shares; provided, however, that any such Registrable Common shall cease to be Registrable Common when (i) a Registration Statement with respect to the sale of such Registrable Common has been declared effective under the Securities Act and such securities have been disposed of in accordance with the plan of distribution set forth in such Registration Statement,
         (ii) such shares are disposed of pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act, (iii) such Registrable Common shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer under the Securities Act shall have been delivered by the Company and they may be resold without subsequent registration or qualification under the Securities Act or any state securities laws then in force, or
         (iv) such securities shall cease to be outstanding; provided, further, that any securities that have



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         ceased to be Registrable Common cannot thereafter become Registrable
         Common, and any security that is issued or distributed in respect to securities that have ceased to be Registrable Common shall not be Registrable Common.

                  "Registrable Litigation Shares" shall mean (a) the Litigation Shares and (b) any other securities issued as (or issuable upon the conversion or exercise of any warrant, right, option or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Litigation Shares; provided, however, that any such Registrable Litigation Shares shall cease to be Registrable Litigation Shares when (i) a Registration Statement with respect to the sale of such Registrable Litigation Shares has been declared effective under the Securities Act and such securities have been disposed of in accordance with the plan of distribution set forth in such Registration Statement, (ii) such shares are disposed of pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act, (iii) such Registrable Litigation Shares shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer under the Securities Act shall have been delivered by the Company and they may be resold without subsequent registration or qualification under the Securities Act or any state securities laws then in force, or (iv) such securities shall cease to be outstanding; provided, further, that any securities that have ceased to be Registrable Litigation Shares cannot thereafter become Registrable Litigation Shares, and any security that is issued or distributed in respect to securities that have ceased to be Registrable Litigation Shares shall not be Registrable Litigation Shares.

                  "Registration" shall mean a registration of securities pursuant to the Securities Act.

                  "Registration Statement" shall mean any registration statement (including the Preliminary Prospectus, the Prospectus, any amendments (including any post-effective amendments) thereof, any supplements and all exhibits thereto and any documents incorporated therein by reference pursuant to the rules and regulations of the Commission), filed by the Company with the Commission under the Securities Act in connection with any Public Sale Event.

                  "Responsible Officer" shall mean, as to the Company, the chief executive officer, the president, the chief financial officer or any executive or senior vice president of the Company.

                  "Rule 144" shall mean Rule 144 promulgated by the Commission under the Securities Act, or any successor to such Rule.

                  "Rule 415" shall mean Rule 415 promulgated by the Commission under the Securities Act, or any successor to such Rule.

                  "Rule 424" shall mean Rule 424 promulgated by the Commission under the Securities Act, or any successor to such Rule.

                  "Rule 430A" shall mean Rule 430A promulgated by the Commission under the Securities Act, or any successor to such Rule.

                  "Sale Event" shall mean any sale by the Company of Common Stock pursuant to a Company Public Sale Event or any sale by any Securities Holder of Registrable Common pursuant to the Initial Underwriting or the Shelf Registration Statement, or Registrable Litigation Shares pursuant to the Litigation Shelf.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder and, any successor federal statutes, rules or regulations.

                  "Securities Holder" shall mean any Initial Securities Holder and any transferee thereof to whom are transferred the rights and obligations of a Securities Holder pursuant to subsection 6.8.



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              "Securities Holders' Counsel" shall mean the single law firm from time to time representing the Securities Holders collectively as appointed by Securities Holders owning a majority of the Registrable Common and Registrable Litigation Shares held by Securities Holders at the time of such appointment.

              "Securities Holder's Questionnaire" shall mean the questionnaire to be provided by each Securities Holder to the Company, substantially in the form of Annex A, as the same from time to time may be amended, supplemented or otherwise modified.

              "Shelf Registration Statement" shall have the meaning assigned to such term in subsection 3.1.

              "Significant Securities Holder" shall mean, on any date of determination thereof, a Securities Holder then holding or beneficially owning in the aggregate more than 5% of the number of shares of the Common Stock then outstanding.

              "Supplemental Addendum" shall mean a Supplemental Addendum substantially in the form of Annex B to this Agreement.

              "Termination Date" shall mean the later of the respective dates on which the Company has no further obligation under the terms of this Agreement to file or keep effective the Shelf Registration Statement or the Litigation Shelf, as the case may be.

              "Warrant Exchange Agreement" shall have the meaning assigned to it in the Recitals.

         (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, references to sections, subsections, schedules and exhibits are references to such in this Agreement.

         SECTION 2.  INITIAL UNDERWRITING.

         2.1 Underwritten Offering. The Company will use its best efforts to cause to be effective on the Closing Date, or as soon as practicable thereafter (recognizing that time is of the essence), a Registration Statement with respect to an underwritten public offering of not less than 7.5 million and not more than 20 million shares of Registrable Common; provided, however, that the Company agrees that it shall not cause such Registration Statement to be effective on the Closing Date or as soon as practicable thereafter if the Company and the holders of a majority of the Registrable Common participating in the Initial Underwriting mutually agree prior to the Closing Date, or thereafter, to cause such Registration Statement to be declared effective on another date, which date shall not be under any circumstances later than the date three (3) days after the Company publishes financial results covering thirty (30) days or more of post-Merger combined operations. Promptly after the execution hereof, the Company shall send a Notice of Offering to the Initial Securities Holders with respect to the Initial Underwriting. The Initial Securities Holders shall thereafter have thirty (30) days within which to submit a written response to the Company expressing their interest in participating in the Initial Offering and specifying the number of shares of Registrable Common they desire to sell in the Offering. Subject to subsection 2.3 hereof, all Securities Holders will be entitled to participate in the Initial Underwriting in accordance with the related Notice of Offering to the full extent of their Registrable Common; provided, however, that no Securities Holder shall be entitled to participate in the Initial Underwriting if such participation would be a violation of the pooling representation letter given by such Securities Holder to the Company pursuant to the Merger Agreement.

         2.2 Underwriters. The underwriters for the Initial Underwriting will be nationally recognized underwriters chosen by Securities Holders owning a majority of the Registrable Common held by Securities Holders anticipated to be participating in the Initial Underwriting, as previously identified to the Company.

         2.3 Allocation in Initial Underwriting. If all the eligible shares of Registrable Common requested to be included in the Initial Underwriting cannot be so included as a result of the limit on the aggregate number of



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shares of Registrable Common set forth in subsection 2.1, the number of shares of Registrable Common that may be so included shall be allocated among the Securities Holders pro rata on the basis of the number of shares of Registrable Common held by such eligible Securities Holders; provided, however, that such allocation shall not operate to reduce the aggregate number of shares of Registrable Common that may be so included in such underwriting. If any Securities Holder does not request inclusion of the maximum number of eligible shares of Registrable Common allocated to it pursuant to the above-described procedure, the remaining portion of its allocation shall be reallocated among those requesting eligible Securities Holders whose allocation did not satisfy their requests pro rata on the basis of the number of shares of Registrable Common held by such Securities Holders, and this procedure shall be repeated until all of the shares of Registrable Common which may be included in the underwriting have been so allocated.

         SECTION 3.  SHELF REGISTRATION.

         3.1 Shelf Registration. (a) The Company agrees to prepare and file with the Commission a "shelf" Registration Statement on Form S-3 for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Common not previously sold in the Initial Underwriting (the "Shelf Registration Statement"). The permitted methods of distribution of shares of Registrable Common under the Shelf Registration Statement shall be limited to transactions complying with the provisions of Rule 144(f) and underwritten offerings of shares of Registrable Common under the Shelf Registration Statement in accordance with this Section 3. The Company will use its best efforts to have such Registration Statement declared effective by the Commission on or as soon as practicable after the date that is nine (9) months after the Effective Date (as defined in the Merger Agreement). The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective until the earlier of (A) the date three (3) years after the effective date of the Shelf Registration Statement (subject to any "black-out" periods and extensions of such three-year period pursuant to subsection 5.1) and (B) the date on which no Registrable Common remains outstanding.

              (b) The Company agrees to prepare and file with the Commission a "shelf" Registration Statement on Form S-3 for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Litigation Shares that are distributed to the Initial Securities Holders or their permitted assigns pursuant to the Merger Agreement (the "Litigation Shelf"). The permitted method of distribution of such Litigation Shares shall be limited to transactions complying with the provisions of Rule 144(f). The Company will use its best efforts to (i) have such Registration Statement declared effective by the Commission on or as soon as practicable after the first date any Litigation Shares are distributed from the escrow established at the Closing under the Merger Agreement, and (ii) to keep such Registration Statement continuously effective until the earlier of (A) the date three (3) years thereafter (subject to any "black-out" periods and extensions of such three-year period pursuant to subsection 5.1), and (B) the date on which no Registrable Litigation Shares remain outstanding. Notwithstanding the foregoing, in the event any Aggregate Escrow Distribution (as defined in the Merger Agreement) is made over time as a result of Installments (as defined in the Merger Agreement), the Company shall be obligated to use its best efforts to keep the Litigation Shelf continuously effective until the earlier of (I) the date one (1) year after the last distribution of Litigation Shares from the escrow (so long as such date is at least three (3) years after the first date any Litigation Shares are distributed from such escrow) and (II) the date on which no Registrable Litigation Shares remain outstanding.

         3.2 Demand Underwritings. (a) If the Company shall at any time receive a Notice of Offering from any Securities Holder or Securities Holders holding a minimum of 15% of the Registrable Common then outstanding (but in no event less than 3,000,000 shares) requesting an underwritten public offering of Registrable Common under the Shelf Registration Statement that has anticipated aggregate proceeds at the time of the request (net of underwriting discounts, commissions and expenses) in excess of $10,000,000, the Company shall, subject to the terms and conditions hereof, be obligated to use its best efforts to facilitate such proposed underwritten public offering pursuant to the terms of this Agreement. The provisions of this subsection 3.2 shall not be applicable to Registrable Litigation Shares.

              (b) Following receipt of the notice referred to in subsection 3.2(a), the Company shall promptly give a Notice of Offering to all Securities Holders (other than the demanding Securities Holders), which



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shall set forth the right of such Securities Holders to include any or all shares of Registrable Common held by such Securities Holders in the proposed offering, subject to the terms of this Agreement. Subject to subsection 3.2(e), the Company shall use its best efforts to facilitate the inclusion in the proposed underwritten public offering of the number of shares of Registrable Common specified in written requests from such Securities Holders that are received by the Company within fifteen (15) days after the Company provides its Notice of Offering to all Securities Holders.

              (c)  The Securities Holders shall be entitled to a total of four
(4) underwritten public offerings of Registrable Common under the Shelf Registration Statement during the three (3) year period following the effective date of the Shelf Registration Statement (subject to any "black out" periods and extensions of such three (3) year period pursuant to subsection 5.1); provided, that no more than two of such underwritten public offerings may take place in any twelve (12) month period.

              (d) All underwritten public offerings of Registrable Common under the Shelf Registration Statement shall be broadly distributed. If at any time any of the Securities Holders of the Registrable Common covered by the Shelf Registration Statement desire to sell Registrable Common in an underwritten offering in accordance with the limitations of this subsection 3.2, the investment banker or investment bankers that will manage the offering will be nationally recognized underwriters selected jointly by the Company and by the Securities Holders owning a majority of the Registrable Common held by Securities Holders included in such offering.

              (e) If all the shares of Registrable Common requested to be included in any underwritten public offering pursuant to this Section 3 cannot be so included as a result of any reasonable limit established by the underwriters on the aggregate number of shares of Registrable Common included in such underwriting, the number of shares of Registrable Common that may be so included shall be allocated among the Securities Holders pro rata on the basis of the number of shares of Registrable Common held by such Securities Holders; provided, however, that such allocation shall not operate to reduce the aggregate number of shares of Registrable Common that may be so included in such underwriting. If any Securities Holder does not request inclusion of the maximum number of shares of Registrable Common allocated to it pursuant to the above-described procedure, the remaining portion of its allocation shall be reallocated among those requesting Securities Holders whose allocation did not satisfy their requests pro rata on the basis of the number of shares of Registrable Common held by such Securities Holders, and this procedure shall be repeated until all of the Registrable Shares which may be included in the underwriting have been so allocated.

              (f) Securities Holders holding a majority of the Registrable Common exercising a demand right for an underwritten public offering under this subsection 3.2 may withdraw the exercise of such right on behalf of all such exercising Securities Holders as a result of a material adverse change in the earnings, condition, financial or otherwise, or prospects of the Company, or a material adverse change in the market for equity securities generally by giving written notice to the Company prior to the date the Purchase Agreement for such underwritten public offering is signed, and such withdrawn demand registration right shall not be deemed to be one of the four demand rights provided under
Section 3.2(c); provided, however, that the Company shall not be required to deliver a Notice of Offering with respect to a renewed or new demand for an underwritten public offering pursuant to subsection 3.2 or to take any other action with respect to any such renewed or new demand for a period of ninety
(90) days following any such notice of withdrawal.

         SECTION 4.  COMPANY SALE EVENTS.

         4.1 Determination. Subject to subsection 5.2, the Company may at any time effect a Company Public Sale Event pursuant to a Registration Statement filed by the Company if the Company gives each Securities Holder a Company Sale Notice, provided that such Company Sale Notice is given not less than 21 days prior to the initial filing of the related Registration Statement. The obligation of the Company to give to each Securities Holder a Company Sale Notice and to permit piggyback registration rights to Securities Holders with respect to Registrable Common in connection with Company Sale Events in accordance with this Section 4 shall terminate on the earlier of (A) the date three (3) years after the effective date of the Shelf Registration Statement (subject to any "black-out" periods and extensions of such three-year period pursuant to subsection 5.1) and (B) the date on which no



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Registrable Common remains outstanding. The provisions of this Section 4 shall not be applicable to Registrable Litigation Shares.

         4.2 Notice. The Company Sale Notice shall offer the Securities Holders the opportunity to participate in such offering and include the number of shares of Registrable Common which represents the best estimate of the lead managing underwriter (or, if not known or applicable, the Company) that will be available for sale by the Securities Holders in the proposed offering.

         4.3 Piggyback Rights of Securities Holders. (a) If the Company shall have delivered a Company Sale Notice, Securities Holders shall be entitled to participate on the same terms and conditions as the Company in the Company Public Sale Event to which such Company Sale Notice relates and to offer and sell shares of Registrable Common therein only to the extent provided in this subsection 4.3. Each Securities Holder desiring to participate in such offering shall notify the Company no later than ten (10) days following receipt of a Company Sale Notice of the aggregate number of shares of Registrable Common that such Securities Holder then desires to sell in the offering.

         (b) Each Securities Holder desiring to participate in a Company Public Sale Event may include shares of Registrable Common in any Registration Statement relating to a Company Public Sale Event to the extent that the inclusion of such shares shall not reduce the number of shares of Common Stock to be offered and sold by the Company to be included therein. If the lead managing underwriter selected by the Company for a Company Public Sale Event advises the Company in writing that the total number of shares of Common Stock to be sold by the Company together with the shares of Registrable Common which such holders intend to include in such offering would be reasonably likely to adversely affect the price or distribution of the Common Stock offered in such Company Public Sale Event or the timing thereof, then there shall be included in the offering only that number of shares of Registrable Common, if any, that such lead managing underwriter reasonably and in good faith believes will not jeopardize the marketing of the offering; provided that if the lead managing underwriter determines that such factors require a limitation on the number of shares of Registrable Common to be offered and sold as aforesaid and so notifies the Company in writing, the number of shares of Registrable Common to be offered and sold by Securities Holders desiring to participate in the Company Public Sale Event, shall be allocated among those Securities Holders desiring to participate in such Company Public Sale Event on a pro rata basis based on their holdings of Registrable Common. If any Securities Holder does not request inclusion of the maximum number of shares of Registrable Common allocated to it pursuant to the above-described procedure, the remaining portion of its allocation shall be reallocated among those requesting Securities Holders whose allocation did not satisfy their requests pro rata on the basis of the number of shares of Registrable Common held by such Securities Holders, and this procedure shall be repeated until all of the shares of Registrable Common which may be included in the underwriting have been so allocated.

         4.4 Discretion of the Company. In connection with any Company Public Sale Event, subject to the provisions of this Agreement, the Company, in its sole discretion, shall determine whether (a) to proceed with, withdraw from or terminate such Company Public Sale Event, (b) to enter into a purchase agreement or underwriting agreement for such Company Public Sale Event, and (c) to take such actions as may be necessary to close the sale of Common Stock contemplated by such offering, including, without limitation, waiving any conditions to closing such sale which have not been fulfilled. No public offering effected pursuant to this Section 4 shall be deemed to have been effected pursuant to
Section 2 or Section 3 hereof.

         SECTION 5. BLACK-OUT PERIODS.

         5.1 Black-Out Periods for Securities Holders. (a) No Securities Holder shall offer to sell or sell any shares of Registrable Common pursuant to the Shelf Registration Statement or Registrable Litigation Shares pursuant to the Litigation Shelf during the 60-day period immediately following the effective date of any Registration Statement filed by the Company in respect of a Company Public Sale Event.

              (b) No Securities Holder shall offer to sell or sell any shares of Registrable Common pursuant to the Shelf Registration Statement or Registrable Litigation Shares pursuant to the Litigation Shelf, and the



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
Company shall not be required to supplement or amend any Registration Statement or otherwise facilitate the sale of Registrable Common or Registrable Litigation Shares pursuant thereto, during the 90-day period (or such lesser number of days until the Company makes its next required filing under the Exchange Act) immediately following the receipt by each Securities Holder of a certificate of an authorized officer of the Company to the effect that the Board of Directors of the Company has determined in good faith that such offer, sale, supplement or amendment is likely to (1) interfere with or affect the negotiation or completion of any transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction) at the time the right to delay is exercised, or (2) involve initial or continuing disclosure obligations that might not be in the best interest of the Company or its stockholders. If any proposed sale is so postponed as provided herein, Securities Holders having filed the Notice of Offering pursuant to subsection
3.2 to which the deferral relates may, within 30 days after receipt of the notice of postponement, advise the Company in writing that it has determined to withdraw its request for registration, and such demand registration request shall be deemed to be withdrawn and such request shall be deemed not have been exercised for purposes of determining whether such holders retain the right to demand registrations pursuant to Section 3.2(c). Any period described in subsection 5.1(a) or 5.1(b) during which Securities Holders are not able to sell shares of Registrable Common pursuant to the Shelf Registration Statement or Registrable Litigation Shares pursuant to the Litigation Shelf is herein referred to as a "black-out" period. The Company shall notify each Securities Holder of the expiration or earlier termination of any "black-out" period (the nature and pendency of which need not be disclosed during such "black-out" period).

              (c) The period during which the Company is required pursuant to subsection 3.1(a) or 3.1(b), respectively, to keep the Shelf Registration Statement or the Litigation Shelf continuously effective shall be extended by a number of days equal to the number of days, if any, of any "black-out" period applicable to Securities Holders pursuant to this subsection 5.1 occurring during such period, plus a number of days equal to the number of days during such period, if any, of any period during which the Securities Holders are unable to sell any shares of Registrable Common pursuant to the Shelf Registration Statement or Registrable Litigation Shares pursuant to the Litigation Shelf as a result of the happening of any event of the nature described in subsection 6.3(c)(ii), 6.3(c)(iii) or 6.3(c)(v).

         5.2 Black-Out Period for the Company. Except for offers to sell and sales of Common Stock pursuant to a Registration Statement on Form S-8 or on Form S-4, standby underwritings in connection with the redemption of outstanding convertible securities, the conversion of outstanding convertible securities or in connection with the acquisition by the Company of another company or business, the Company shall not publicly offer to sell or sell any shares of capital stock of the Company during the 60-day period immediately following the initial sale of shares by any Securities Holder in an underwritten public offering of shares of Registrable Common pursuant to Sections 2 or 3.

         5.3 Financial Reporting. The Company agrees that during the period from and after the Effective Time to and including the date 90 days thereafter, it will not publish financial results covering 30 or more days of post-Merger combined operations, except as part of the publication of financial results in the ordinary course for a quarterly operating period that includes such post-Merger combined operations, unless otherwise required by law.

         SECTION 6. AGREEMENTS CONCERNING OFFERINGS.

         6.1 Obligations of Securities Holders. (a) Each Securities Holder shall, upon the reasonable request of the Company, advise the Company of the number of shares of Registrable Common and Registrable Litigation Shares then held or beneficially owned by it.

              (b) It shall be a condition precedent to the obligations of the Company to effect a Registration of, or facilitate any Public Sale Event with respect to, any shares of Registrable Common or Registrable Litigation Shares for any Securities Holder that such Securities Holders shall have furnished to the Company a complete Securities Holder's Questionnaire and such additional information regarding such Securities Holder, the Registrable Common or Registrable Litigation Shares held by them and the intended method of disposition of such securities as shall be required by law, the Commission or the NASD, and any other information relating to such Registration reasonably required by the Company.

         6.2 Obligations of the Company. Whenever required under this Agreement to proceed with a Registration of any Registrable Common or Registrable Litigation Shares, the Company shall, subject to the terms and conditions of this Agreement, use its best efforts to proceed as expeditiously as reasonably possible to:

              (a) Prepare and file with the Commission a Registration Statement with respect to such Registrable Common or Registrable Litigation Shares and use its best efforts to cause such Registration Statement to become effective; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company will furnish to the Security Holders covered by such Registration Statement and to Securities Holders' counsel copies of any such Registration Statement or Prospectus proposed to be filed.

              (b) Prepare and file with the Commission such amendments (including post-effective amendments) to such Registration Statement and supplements to the related Prospectus used in connection with such Registration Statement, and otherwise use its best efforts, to the end that such Registration Statement reflects the plan of distribution of the securities registered thereunder that is included in the relevant Notice of Offering and is effective until the completion of the distribution contemplated by such Registration Statement or so long thereafter as a broker or dealer is required by law to deliver a Prospectus in connection with the offer and sale of the shares of Registrable Common or Registrable Litigation Shares covered by such Registration Statement and/or as shall be necessary so that neither such Registration Statement nor the related Prospectus shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and so that such Registration Statement and the related Prospectus will otherwise comply with all applicable legal and regulatory requirements. The Company shall not be deemed to have effected a Registration for any purpose under this Agreement unless and until such Registration Statement is declared effective by the Commission.

              (c) Provide to any Securities Holder requesting to include Registrable Common or Registrable Litigation Shares in such Registration Statement and any managing underwriter(s) participating in any distribution thereof and to any attorney, accountant or other agent retained by such Securities Holder or managing underwriter(s), reasonable access to appropriate officers and directors of the Company, its independent auditors and counsel to ask questions and to obtain information (including any financial and other records and pertinent corporate documents) reasonably requested by any such Securities Holder, managing underwriter(s), attorney, accountant or other agent in connection with such Registration Statement or any amendment thereto, provided, however, that (i) in connection with any such access or request, any such requesting Persons shall cooperate to the extent reasonably practicable to minimize any disruption to the operation by the Company of its business and (ii) any records, information or documents shall be kept confidential by such requesting Persons, unless (i) such records, information or documents are in the public domain or otherwise publicly available or (ii) disclosure of such records, information or documents is required by court or administrative order or by applicable law (including, without limitation, the Securities Act).

              (d) Furnish at the Company's expense to the participating Securities Holders and any managing underwriter(s) and to any attorney, accountant or other agent retained by such Securities Holder or managing underwriter(s), such number of copies of any Registration Statement and Prospectus, including any Preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the shares of Registrable Common or Registrable Litigation Shares owned by them.

              (e) Prior to any Public Sale Event, use its best efforts to register and qualify the securities covered by such Registration Statement (to the extent exemptions are not available) under securities or "Blue Sky" laws of such other jurisdictions as shall be reasonably requested by the Securities Holders or the managing underwriter(s) and to keep each such registration or qualification effective during the period required for such Public Sale Event to be consummated; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions in which it has not already done so.

              (f) Enter into and perform its obligations under a Purchase Agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter(s) of such underwritten offering; provided, however, that each Securities Holder participating in such Public Sale Event shall also enter into and perform its obligations under such Purchase Agreement so long as such obligations are usual and customary obligations of selling stockholders in a registered public offering.

              (g) Use its best efforts to cause the Registrable Common or Registrable Litigation Shares covered by the Registration Statement to be listed on each national securities exchange in the United States on which the Common Stock is then listed or quoted on each inter-dealer quotation system on which the Common Stock is then quoted.

              (h) Provide for or designate a transfer agent and registrar (which may be the same entity) for the Registrable Common or Registrable Litigation Shares covered by the Registration Statement from and after the effective date of such Registration Statement.

              (i) Cooperate with the selling Securities Holders of Registrable Common and any managing underwriters to facilitate the timely issuance and delivery to any underwriters to which any Securities Holder may sell Registrable Common in such offering certificates evidencing shares of the Registrable Common not bearing any restrictive legends and in such denominations and registered in such names as the managing underwriters may request.

         6.3 Agreements Related to Offerings. Subject to the terms and conditions hereof, in connection with the Registration Statement covering the Initial Underwriting, any Company Public Sale Event, the Shelf Registration Statement and the Litigation Shelf, as applicable:

              (a) The Company will cooperate with the underwriters for any underwritten public offering of Registrable Common proposed to be sold pursuant to a Registration Statement, and will, unless the parties to the Purchase Agreement otherwise agree, use its best efforts to enter into a Purchase Agreement not inconsistent with the terms and conditions of this Agreement and containing such other terms and conditions of a type and form reasonable and customary for companies of similar size and credit rating (including, but not limited to, such provisions for delivery of a "comfort letter" and legal opinion as are customary), and use its best efforts to take all such other reasonable actions as are necessary or advisable to permit, expedite and facilitate the disposition of such shares of Registrable Common in the manner contemplated by such Registration Statement in each case to the same extent as if all the shares of Registrable Common then being offered were for the account of the Company.

              (b) Neither such Registration Statement nor any amendment or supplement thereto will be filed by the Company until Securities Holders' Counsel shall have had a reasonable opportunity to review the same and to exercise its rights under subsection 6.2(c) with respect thereto. No amendment to such Registration Statement naming any Securities Holder as a selling security holder shall be filed with the Commission until such Securities Holder shall have had a reasonable opportunity to review such Registration Statement as originally filed. Neither such Registration Statement nor any related Prospectus or any amendment or supplement thereto shall be filed by the Company with the Commission which shall be disapproved (for reasonable cause) by the managing underwriters named therein or Securities Holders' Counsel within a reasonable period after notice thereof.

              (c) The Company will use its reasonable efforts to keep the Securities Holders informed of the Company's best estimate of the earliest date on which such Registration Statement or any post-effective amendment thereto will become effective and will notify each Securities Holder, Securities Holders' Counsel and the managing underwriter(s), if any, participating in the distribution pursuant to such Registration Statement promptly (i) when such Registration Statement or any post-effective amendment to such Registration Statement is filed or becomes effective, (ii) of any request by the Commission for an amendment or any supplement to such Registration Statement or any related Prospectus, or any other information request by any other governmental agency directly relating to the offering, and promptly deliver to each Securities Holder participating in the offering and the managing underwriter(s), if any, copies of all correspondence between the Commission or any such governmental agency or self-regulatory body and all written memoranda relating to discussions with the Commission or its staff with respect to the Registration Statement or proposed sale of shares, to the extent not covered by attorney-client privilege or constituting attorney work product, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any related Prospectus or the initiation or threat of any proceeding for that purpose, (iv) of `the suspension of the qualification of any shares of Common Stock included in such Registration Statement for sale in any jurisdiction or the initiation or threat of a proceeding for that purpose, (v) of any determination by the Company that an event has occurred (the nature and pendency of which need not be disclosed during a "black-out period" pursuant to subsection 5.1(b)) which makes untrue any statement of a material fact made in such Registration Statement or any related Prospectus or which requires the making of a change in such Registration Statement or any related Prospectus in order that the same will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (vi) of the completion of the distribution contemplated by such Registration Statement if it relates to a Company Sale Event, and (vii) if at any time the representations and warranties of the Company under Section 7 cease to be true and correct in all material respects.

              (d) In the event of the issuance of any stop order suspending the effectiveness of such Registration Statement or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any shares of Common Stock included in such Registration Statement for sale in any jurisdiction, the Company will use its reasonable best efforts to obtain its withdrawal at the earliest possible time.

              (e) The Company agrees to otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to the Security Holders, as soon as reasonably practicable, but not later than fifteen months after the effective date of such Registration Statement, an earnings statement covering the period of at least twelve months beginning with the first full fiscal quarter after the effective date of such Registration Statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act.

              (f) The Company shall, subject to permitted "black-out" periods, upon the happening of any event of the nature described in subsection 6.3(c)(ii), 6.3(c)(iii) or 6.3(c)(v), as expeditiously as reasonably possible, prepare a supplement or post-effective amendment to the applicable Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required documents and deliver a copy thereof to each Securities Holder so that, as thereafter delivered to the purchasers of the Registrable Common or Registrable Litigation Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         6.4 Certain Expenses. The Company shall pay all fees, disbursements and expenses in connection with the Initial Underwriting, any Company Sale Event, the Shelf Registration Statement and the Litigation Shelf and the performance of its obligations hereunder (including those pursuant to Section
3.2 hereof), including, without limitation, to the extent applicable, all registration and filing fees, printing, messenger and delivery expenses, fees of the Company's auditors, listing fees, registrar and transfer agents' fees, reasonable fees and disbursements of Securities Holders' Counsel in connection with the registration but not the disposition of the Registrable Common and Registrable Litigation Shares (provided that the Company shall have no obligation to reimburse the fees and disbursements of any other counsel to any Securities Holder), fees and disbursements for counsel for the Company, fees and expenses (including reasonable fees and disbursements of counsel) of complying with applicable state securities or "Blue Sky" laws and the fees of the NASD in connection with its review of any offering contemplated in any such Registration Statement, but not including underwriting discounts and commissions or brokerage commissions on any shares of Registrable Common or Registrable Litigation Shares sold in any such offering.

         6.5 Reports Under the Exchange Act. (a) From the date hereof to the Termination Date, the Company agrees to:

                 (i) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act or the Exchange Act; and

                 (ii)  furnish to any Securities Holder, forthwith upon request
         (A) a written statement by the Company that it has complied with the current public information and reporting requirements of Rule 144 and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (C) such other information as may be reasonably requested in connection with any Securities Holder availing itself of any rule or regulation of the Commission which permits the selling of any such securities without Registration or pursuant to such rule or regulation.

              (b) If any Securities Holder is required to file a Form 144 with respect to any sale of shares of Registrable Common or Registrable Litigation Shares, such Securities Holder shall promptly deliver to the Company a copy of such completed Form 144 filed with the Commission.

         6.6 Limitations on Subsequent Registration Rights. From the date hereof to the Termination Date, the Company shall not, without the prior written consent of Securities Holders owning a majority of the shares of Registrable Common and Registrable Litigation Shares held by Securities Holders at such time, enter into any agreement (other than this Agreement) which would allow any holder or prospective holder of Common Stock to include such securities in the Shelf Registration Statement or the Litigation Shelf, or which would provide any holder or prospective holder of Common Stock piggyback registration rights for such Common Stock unless the piggyback registration rights provided to the Securities Holders hereunder shall have priority in the event of any cutback.

         6.7 Indemnification and Contribution. (a) In connection with (x) the Shelf Registration Statement and the Litigation Shelf, subsections 6.7(a)(i),
(ii) and (v), 6.7(c) and 6.5(e) hereof shall be in full force and effect upon the effective date of the Shelf Registration Statement or the Litigation Shelf, as the case may be, and (y) a Registration Statement which covers the Initial Underwriting or Registrable Common being sold by Piggybacking Securities Holders or in connection with an underwritten offering pursuant to the Shelf Registration Statement under subsection 3.2, provisions substantially in conformity with the following provisions shall be contained in the related Purchase Agreement unless the parties to such Purchase Agreement agree otherwise (references in such provisions to a Securities Holder or an underwriter being references to a Securities Holder or an underwriter participating in the offering covered by such Registration Statement):

                 (i) The Company agrees to indemnify and hold harmless each Securities Holder and each Person, if any, who controls such Securities Holder within the meaning of Section 15 of the Securities Act or
         Section 20 of the Exchange Act, and each of their respective officers, directors and employees against any losses, claims, damages or liabilities, joint or several, or actions in respect thereof to which such Securities Holder or Persons may become subject under the Securities Act, or otherwise (collectively, "Losses"), insofar as such Losses arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any related Preliminary Prospectus or any related Prospectus, or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Securities Holder or Persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses; provided, however, that the Company shall not be so liable to the extent that any such Losses arise out of, or are based upon, an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in said Registration Statement in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of such Securities Holder specifically for use therein. Notwithstanding the foregoing, the Company shall not be liable in any such instance to the extent that any such Losses arise out of, or are based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus if (i) after the Company had made available sufficient number of copies of the Prospectus, such Securities Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Common to the Person asserting such Losses or who purchased the Registrable Common the purchase of which is the basis of the action if, in either instance, such delivery by such Securities Holder is required by the Securities Act and (ii) the Prospectus would have corrected such untrue statement or alleged untrue statement or alleged omission; and the Company shall not be liable in any such instance to the extent that any such Losses arise out of, or are based upon, an untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Securities Holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of Registrable Common if such delivery by such Securities Holder is required by the Securities Act. This indemnity agreement will be in addition to any liability which the Company may otherwise have and shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such Person and shall survive the Termination Date and the transfer of Registrable Common by such holder as otherwise permitted hereby.

                 (ii) Each Securities Holder severally agrees to indemnify and hold harmless the Company, each other Securities Holder and each Person, if any, who controls the Company or such other Securities Holder within the meaning of Section 15 of the Securities Act or
         Section 20 of the Exchange Act, and their respective officers, directors and employees, against any Losses to which the Company, such other Securities Holder or such Persons may become subject under the Securities Act, or otherwise, insofar as such Losses arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any related Preliminary Prospectus or any related Prospectus, or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such other Securities Holder or such Persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses, in each instance to the extent, but only to the extent, that any such Losses arise out of, or are based upon, an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in said Registration Statement, said Preliminary Prospectus or said Prospectus, or any said amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of such Securities Holder specifically for use therein; provided, however, that the liability of each Securities Holder under this subsection 6.7(a)(ii) shall be limited to an amount equal to the proceeds of the sale of shares of Registrable Common by such Securities Holder in the offering which gave rise to the liability (net of all costs and expenses (including underwriting commissions and disbursements) paid or incurred by such Securities Holder in connection with the registration, if any, and sale).

                 (iii) The Company will indemnify and hold harmless each underwriter and each Person, if any, who controls any such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and their respective officers, directors and employees, against any Losses to which such underwriter or Persons may become subject under the Securities Act, or otherwise, insofar as such Losses arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any related Preliminary Prospectus or any related Prospectus, or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such underwriter or Persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses; provided, however, that (i) the Company shall not be so liable to the extent that any such Losses arise out of, or are based upon, an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in said Registration Statement, said Preliminary Prospectus or said Prospectus or any said amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of such underwriter specifically for use therein; and (ii) such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any underwriter (or any Person controlling such underwriter) from whom the Person asserting any such Losses purchased shares of Common Stock if such Person did not receive a copy of the Prospectus (or the Prospectus as amended or supplemented) at or prior to the confirmation of the sale of such shares of

         Common Stock to such Person in any case where such delivery is required by the Securities Act and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented); provided, further, that the Company shall only be required to provide the indemnification described in this subsection 6.7(a)(iii) to an underwriter and each Person, if any, who controls such underwriter, and their respective officers, directors and employees, if such underwriter agrees to indemnification provisions substantially in the form set forth in subsection 6.7(b).

                 (iv) Each Securities Holder will severally indemnify and hold harmless each underwriter and each Person, if any, who controls such underwriter within the meaning of Section 15 of the Securities Act or
         Section 20 of the Exchange Act, and their respective officers, directors and employees, against any Losses to which such underwriter or such Persons may become subject under the Securities Act, or otherwise, insofar as such Losses arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any related Preliminary Prospectus or any related Prospectus, or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such underwriter or such Persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses, in each case to the extent, but only to the extent, that any such Losses arise out of, or are based upon, an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in said Registration Statement in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of such Securities Holder specifically for use therein; provided, however, that such Securities Holder shall only be required to provide the indemnification described in this subsection 6.7(a)(iv) to an underwriter and each Person, if any, who controls such underwriter if such underwriter agrees to indemnification provisions substantially in the form set forth in subsection 6.7(b); and provided, further, that such Securities Holder shall not be liable in any such case to the extent that any such Losses arise out of, or are based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus if (i) such underwriter failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Common to the Person asserting such Loss who purchased the Registrable Common which is the subject thereof where such delivery is required by the Securities Act and (ii) the Prospectus would have corrected such untrue statement or omission or alleged untrue statement or alleged omission; and such Securities Holder shall not be liable in any such case to the extent that any such Losses arises out of, or are based upon, an untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of such Securities Holder with copies of the Prospectus as so amended or supplemented, such underwriter thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of Registrable Common to the Person asserting such Loss who purchased such Registrable Common which is the subject thereof or where such delivery is required by the Securities Act, and provided, further, that the liability of such Securities Holder under this subsection 6.7(a)(iv) shall be limited to an amount equal to the proceeds of the sale of shares of Common Stock by such Securities Holder in the offering which gave rise to the liability (net of all costs and expenses (including underwriting commissions and disbursements) paid or incurred by such Securities Holders in connection with the registration, if any, and sale).

                 (v) Promptly after any Person entitled to indemnification under this subsection 6.7 or such Purchase Agreement receives notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to the indemnification provisions of this subsection 6.7 or such Purchase Agreement, notify the indemnifying party in writing of the claim or the commencement of such action; provided, however, that the failure or delay to so notify the indemnifying party shall not relieve it from any liability which it may have to the indemnified party hereunder unless and to the extent such failure or delay has materially prejudiced the rights of the indemnifying party and shall not, in any event, relieve it from any liability which it may have to the indemnified party other than pursuant to the indemnification provisions of this subsection 6.7 or such Purchase Agreement. If any such claim or action shall be brought against an indemnified party, and it has notified the indemnifying party thereof in accordance with the terms hereof, the indemnifying party shall be entitled to participate in the defense of such claim, or, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party, upon written notice to the indemnified party of such assumption. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, (i) the indemnifying party shall not be liable to the indemnified party pursuant to the indemnification provisions hereof or of such Purchase Agreement for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation, (ii) the indemnifying party shall not be liable for the costs and expenses of any settlement of such claim or action unless such settlement was effected with the consent of the indemnifying party (which consent shall not be unreasonably withheld or delayed) and (iii) the indemnified party shall be obligated to cooperate with the indemnifying party in the investigation of such claim or action; provided, however, that any indemnified party hereunder shall have the right to employ separate counsel and to participate in the defense of such claim assumed by the indemnifying party, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (a) the employment of such counsel has been specifically authorized in writing by the indemnifying party, (b) the indemnifying party shall have failed to assume the defense of such claim from the Person entitled to indemnification hereunder and failed to employ counsel within a reasonable period following such assumption, or (c) in the reasonable judgment of the indemnified party, based upon advice of its counsel, a material conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claims or there may be one or more material legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case, if the indemnified party notifies the indemnifying party in writing that the indemnified party elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of the indemnified party). Notwithstanding the foregoing, the Securities Holders (together with their respective controlling Persons and officers, directors and employees) and the underwriters (together with their respective controlling Persons and officers, directors and employees) shall, each as a separate group, have the right to employ at the expense of the Company only one separate counsel for each such group to represent such Securities Holders and such underwriters (and their respective controlling Persons and officers, directors and employees) who may be subject to liability arising out of any one action (or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances) in respect of which indemnity may be sought by such Securities Holders and underwriters against the Company pursuant to the indemnification provisions of this subsection 6.7 or such Purchase Agreement. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld or delayed). No indemnifying party will consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. All fees and expenses to be paid by the indemnifying party hereunder shall be paid a commercially reasonable time after they are billed to the indemnified party, subject to receipt of a written undertaking from the indemnified party to repay such fees and expenses if indemnity is not ultimately determined to be available to such indemnified party under this subsection 6.7.

         (b) As a condition to agreeing in any Purchase Agreement to the indemnification provisions set forth in subsections 6.7(a)(iii) and 6.7(a)(iv) in favor of an underwriter participating in the offering covered by the related Registration Statement, its controlling Persons, if any, and their respective officers, directors and employees, the Company and the Securities Holders participating in an offering pursuant to such Registration Statement may require that such underwriter agree in the Purchase Agreement to provisions substantially in the form set forth in subsection 6.7(a)(v) and to severally indemnify and hold harmless the Company, each Securities Holder participating in such offering, each Person, if any, who controls the Company or such Securities Holder within the meaning of the Securities Act, and their respective officers, directors and employees against any Loss to which the Company, such Securities Holder or such Persons may become subject under the Securities Act, or otherwise, insofar as such Losses arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement in which such underwriter is named as an underwriter, any related Preliminary Prospectus or any related Prospectus, or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and to reimburse the Company, such Securities Holder or such Persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses in each case to the extent, but only to the extent, that any such Loss arises out of, or are based upon, an untrue statement or alleged untrue statement of a material fact in said Registration Statement, said Preliminary Prospectus or said Prospectus or any said amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of such underwriter specifically for use therein.

              (c) In order to provide for just and equitable contribution between the Company and such Securities Holders in circumstances in which the indemnification provisions of this subsection 6.7 or the related Purchase Agreement are for any reason insufficient or inadequate to hold the indemnified party harmless, the Company and such Securities Holders shall contribute to the aggregate Losses (including any investigation, legal and other fees and expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution actually received from Persons other than the Company and such Securities Holders) to which the Company and one or more of its directors or its officers who sign such Registration Statement or such Securities Holders or any controlling Person of any of them, or their respective officers, directors or employees may become subject, under the Securities Act, under any other statute, at common law or otherwise, insofar as such Losses or actions in respect thereof arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Such contributions shall be in such amounts that the portion of such Losses for which each such Securities Holder shall be responsible under this subsection 6.7(c) shall be limited to the portion of such Losses which are directly attributable to an untrue statement of a material fact or an omission to state a material fact in said Registration Statement in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any such Securities Holder specifically for use therein, and the Company shall be responsible for the balance of such Losses; provided, however, that the liability of each such Securities Holder to make such contribution shall be limited to an amount equal to the proceeds of the sale of shares of Registrable Common by such Securities Holder in the offering which gives rise to the liability (net of all cost and expenses (including underwriting commissions and disbursements) paid or incurred in connection with the registration, if any, and sale). As among themselves, such Securities Holders agree to contribute to amounts payable by other such Securities Holders in such manner as shall, to the extent permitted by law, give effect to the provisions in subsection 6.7(a)(ii) and those provisions in the Purchase Agreement comparable to such subsection 6.7(a)(ii). The Company and such Securities Holders agree that it would not be just and equitable if their respective obligations to contribute pursuant to this subsection were to be determined by pro rata allocation (other than as set forth above) of the aggregate Losses by reference to the proceeds realized by such Securities Holders in a sale pursuant to said Registration Statement or said Prospectus or by any other method of allocation which does not take account of the considerations set forth in this subsection 6.7(c). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution under this subsection from any Person who was not guilty of such fraudulent misrepresentation.

              (d) The Company and the Securities Holders participating in an offering pursuant to a Registration Statement agree that, if the underwriters participating in a Public Sale Event are agreeable, the Purchase Agreement, if any, relating to such Registration Statement shall contain provisions to the effect that in order to provide for just and equitable contribution between such underwriters on the one hand and the Company and such Securities Holders on the other hand in circumstances in which the indemnification provisions of such Purchase Agreement are for any reason insufficient or inadequate to hold the indemnified party harmless, the Company and such Securities Holders on the one hand and such underwriters on the other hand will contribute on the basis herein set forth to the aggregate Losses, (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or claims asserted, but after deducting any contribution actually received from Persons other than the Company and such Securities Holders and such underwriters) to which the Company and one or more of its directors or its officers who sign such Registration Statement or such Securities Holders or such underwriters or any controlling Person of any of them, or their respective officers, directors or employees may become subject, under the Securities Act, under any other statute, at common law or otherwise insofar as such Losses, arise out of, or are based upon an untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any related Preliminary Prospectus or any related Prospectus, or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Such contribution shall be in such proportions as is appropriate to reflect the relative benefits received by the Company and such Securities Holders on the one hand and such underwriters on the other hand from the offering of the shares of Common Stock covered by such offering. The relative benefits received by the Company and such Securities Holders on the one hand and such underwriters on the other hand shall be deemed to be in the same proportion as the aggregate total net proceeds from the offering (before deducting expenses) received by the Company and such Securities Holders bear to the total underwriting discounts and commissions received by such underwriters for such offering. Notwithstanding the provisions set forth above, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the shares of Common Stock underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution under the provision set forth above from any Person who was not guilty of such fraudulent misrepresentation.

              (e) The obligations of the Company and the Securities Holders under the provisions of this subsection 6.7 and provisions in any Purchase Agreement substantially similar to subsections 6.7(a), 6.7(b) 6.7(c) or 6.7(d) shall survive the termination of any or all of the other provisions of this Agreement or such Purchase Agreement.

         6.8 Transfer of Rights Under this Agreement; Transfers of Registrable Common. (a) During the period from the date hereof to the Termination Date, the rights and obligations of a Securities Holder under this Agreement may be transferred by a Securities Holder to a transferee of Registrable Common or Registrable Litigation Shares (subject to the provisos to the definitions of Registrable Common and Registrable Litigation Shares), provided that, within a reasonable period of time (but in no event less than five (5) days) prior to such transfer, (i) the transferring Securities Holder shall have furnished the Company and the other Securities Holders written notice of the name and address of such transferee and the number of shares of Registrable Common or Registrable Litigation Shares with respect to which such rights are being transferred and
(ii) such transferee shall furnish the Company and the Securities Holders (other than the transferring Securities Holder) a copy of a duly executed Supplemental Addendum by which such transferee (A) assumes all of the obligations and liabilities of its transferor hereunder, (B) enjoys all of the rights of its transferor hereunder and (C) agrees itself to be bound hereby.

              (b) If the stock certificates of a transferring Securities Holder bear a restrictive legend pursuant to subsection 6.10, the stock certificates of its transferee to whom the rights hereunder are being transferred shall, subject to such subsection 6.10, also bear such a restrictive legend.

              (c) Except with respect to transfers pursuant to paragraph (a) above, and subject to the provisions of paragraph (b) above, a transferee of Registrable Common or Registrable Litigation Shares shall neither assume any liabilities or obligations nor enjoy any rights hereunder and shall not be bound by any of the terms hereof.

              (d) Each Securities Holder hereby agrees that any transfer of shares of Registrable Common or Registrable Litigation Shares by such Securities Holder shall be made (i) in compliance with, or in a transaction exempt from, the registration requirements set forth in the Securities Act and (ii) in compliance with all other applicable laws. The Company may request, as a condition to the transfer of any Registrable Common or Registrable Litigation Shares, that the transferring Securities Holder provide the Company with (A) evidence that the proposed transferee is an "accredited investor" as defined in Rule 501 under the Securities Act and appropriate

"private placement" representations pursuant to Section 4(2) of the Securities Act, and (B) an opinion of securities counsel reasonably satisfactory to it with regard to compliance with this subsection (d).

         6.9 Restrictive Legend. Each certificate evidencing shares of Registrable Common or Registrable Litigation Shares shall, unless and until such shares are sold or otherwise transferred pursuant to an effective Registration Statement under the Securities Act or unless, in the absence of such a Registration Statement, the Company receives an opinion of counsel reasonably satisfactory to it that the restrictive legend set forth below may be removed without violation of applicable law (including, without limitation, the Securities Act), be stamped or otherwise imprinted with a conspicuous legend in substantially the following form:

              "The transfer of the securities evidenced by this certificate is subject to a Registration Rights Agreement dated as of July 21, 1996, with the issuer as from time to time amended, and no transfer of the securities evidenced by this certificate shall be valid or effective unless made in accordance with said Agreement. A copy of said agreement is on file and may be inspected at the principal executive office of the issuer. The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold unless there is in effect with respect thereto a registration statement under said Act or unless an opinion of counsel reasonably satisfactory to the issuer has been furnished to the issuer that registration is not required under said Act."

         SECTION 7. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         In connection with the Shelf Registration Statement and the Litigation Shelf, the Company shall, on the respective date of effectiveness of each such Registration Statement with the Commission (the "effective date"), certify to each Securities Holder in a certificate of a Responsible Officer of the Company to the effect that the representations and warranties set forth below are true and correct at and as of such effective date. In connection with any other Sale Event in which Securities Holders participate, except as otherwise may be agreed upon by such participating Securities Holders and the Company, the Company shall represent and warrant in the Purchase Agreement relating to such Sale Event to the Securities Holders and any underwriters participating in such Sale Event as follows (except as otherwise indicated, each reference in this Section to the "Registration Statement" shall refer to the Shelf Registration Statement, the Litigation Shelf or a Registration Statement in respect of any other such Sale Event in which Securities Holders participate, as the case may be, including all information deemed to be a part thereof, as amended, and each reference to "the Prospectus" shall refer to the related Prospectus):

              (a) At the time of filing, the Registration Statement (i) complied in all material respects with the applicable requirements of the Securities Act and (ii) did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement in reliance upon and in conformity with the information furnished in writing to the Company by or on behalf of any Securities Holder specifically for use in connection with the preparation thereof or any information furnished in writing to the Company by or on behalf of any underwriter specifically for use in connection with the preparation thereof, other than that the Company has no knowledge of any such untrue statement or omission in respect of such information.

              (b) (i) When the Registration Statement became (in the case of a Registration Statement filed pursuant to Rule 415) or shall become effective, the Registration Statement did or will comply in all material respects with the applicable requirements of the Securities Act; (ii) when the Prospectus is filed in accordance with Rule 424(b), the Prospectus (and any supplements thereto) will comply in all material respects with the applicable requirements of the Securities Act; (iii) the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and (iv) the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b), the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Securities Holder specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplement thereto) or any information furnished in writing to the Company by or on behalf of any underwriter specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplement thereto), other than that the Company has no knowledge of any such untrue statement or omission in respect of such information.

              (c) The public accountants who certified the Company's financial statements in the Registration Statement are independent certified public accountants within the meaning of the Securities Act; the historical consolidated financial statements, together with the related schedules and notes, forming part of the Registration Statement and the Prospectus comply in all material respects with the requirements of the Securities Act and have been prepared, and present fairly the consolidated financial condition, results of operations and changes in financial condition of the Company and its consolidated subsidiaries at the respective dates and for the respective periods indicated, in accordance with generally accepted accounting principles applied consistently throughout such periods (except as specified therein); and the historical consolidated financial data set forth in the Prospectus is derived from the accounting records of the Company and its consolidated subsidiaries, and is a fair presentation of the data purported to be shown; and the pro forma consolidated financial statements (if any), together with the related notes, forming part of the Registration Statement and the Prospectus, comply in all material respects with the requirements of Regulation S-X under the Securities Act.

         SECTION 8.  REPRESENTATIONS AND WARRANTIES OF THE SECURITIES HOLDERS.

         Each participating Securities Holder shall, in connection with a Public Sale Event, if required by the terms of a Purchase Agreement, if any, relating to such Public Sale Event, for itself severally and not jointly represent and warrant to the underwriter or underwriters and each other Securities Holder participating in such Public Sale Event as follows:

              (a) Such Securities Holder has all requisite power and authority (or with respect to the FDIC statutory authority) to enter into and carry out the terms of this Agreement and such Purchase Agreement and the other agreements and instruments related to such agreements to which it is a party.

              (b) Each of this Agreement and such Purchase Agreement has been duly authorized, executed and delivered by or on behalf of such Securities Holder and constitutes the legal, valid and binding obligation of such Securities Holder, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

              (c) Such Securities Holder, immediately prior to any sale of shares of Registrable Common pursuant to such Purchase Agreement, will have good title to such shares of Registrable Common, free and clear of all liens, encumbrances, equities or claims (other than those created by this Agreement); and, upon payment therefor, good and valid title to such shares of Registrable Common will pass to the purchaser thereof, free and clear of any lien, charge or encumbrance created or caused by such Securities Holder.

              (d) Such Securities Holder has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in, under the Exchange Act or other applicable law, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of shares of Registrable Common.

              (e) Written information furnished by or on behalf of such Securities Holder to the Company expressly for use in the Registration Statement or related Prospectus or amendment thereof or supplement thereto will not contain as of the effective date of such Registration Statement or as of the date of any Prospectus or as of the date of any amendment thereof or supplement thereto any untrue statement of a material fact or omit to state any material fact required be stated or necessary to make the statements in such information not misleading.

              SECTION 9. DELIVERY OF COMFORT LETTERS AND LEGAL OPINIONS.

              (a) On (i) the respective dates that the Shelf Registration Statement and the Litigation Shelf are declared effective by the Commission,
(ii) the date a post-effective amendment to the Shelf Registration Statement or the Litigation Shelf, if any, covering the most recent annual or quarterly financial statements of the Company is declared effective by the Commission and
(iii) the date that a Registration Statement relating to a Sale Event in which Securities Holders participate is declared effective by the Commission, the Company shall comply with the following:

                   (x) The Company shall have received, and delivered to each Securities Holder participating in such Sale Event, a copy of a "comfort" letter or letters, or updates thereof according to customary practice, of the independent certified public accountants who have certified the Company's financial statements included in the Registration Statement covering substantially the same matters with respect to the Registration Statement (including the Prospectus) and with respect to events subsequent to the date of the Company's financial statements as are reasonably customarily covered in accountants' letters delivered to underwriters in underwritten public offerings of securities. The Company will use its best efforts to cause such "comfort" letters to be addressed to such Securities Holders.

                   (y) Each Securities Holder participating in such offering shall have received an opinion and any updates thereof of outside counsel to the Company reasonably satisfactory to such Securities Holders and any underwriters or purchasers covering substantially the same matters as are customarily covered in opinions of issuer's counsel delivered to underwriters in underwritten public offerings of securities, addressed to each of such Securities Holders and any underwriters or purchasers participating in such offering and dated the closing date thereof.

              (b) On the Closing Date, the Company shall deliver to each Initial Securities Holder an opinion of Gibson, Dunn & Crutcher, special outside counsel to the Company, substantially to the effect that:

                     (i) The Company has the corporate power and authority to enter into and carry out the terms of this Agreement; and

                     (ii) This Agreement has been duly authorized, executed and delivered by or on behalf of the Company and, assuming the due authorization, execution and delivery thereof by the other parties hereto, constitutes the valid and binding obligation of the Company, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

              (c) On the Closing Date, the FDIC shall deliver to the Company an opinion of the General Counsel of the FDIC, substantially to the effect that:

                     (i) The FDIC has statutory authority to enter into and carry out the terms of this Agreement; and except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                     (ii) This Agreement has been duly authorized, executed and delivered by or on behalf of the FDIC and, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes the valid and binding obligation of the FDIC, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

              (d) On the Closing Date the Partnership shall deliver to the Company an opinion of Kelly, Hart & Hallman, special counsel to the Partnership, substantially to the effect that:

                     (i) The Partnership has all requisite power and authority to enter into and carry out the terms of this Agreement; and

                     (ii) This Agreement has been duly authorized, executed and delivered by or on behalf of the Partnership and, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes the valid and binding obligation of the Partnership, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

         SECTION 10. MISCELLANEOUS.

         10.1 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission), and shall be mailed by United States registered mail, postage prepaid, return receipt requested, sent by facsimile or delivered by hand or by courier or overnight delivery service. Unless otherwise expressly provided herein, all such notices, requests and demands shall be deemed to have been duly given or made, as the case may be, (a) five (5) days after deposit in the United States mail, (b) when actually delivered by hand or by courier or overnight delivery service to the designated address, or, (c) in the case of facsimile transmission, when received and telephonically confirmed. All notices shall be addressed as follows or to such other address as may be hereafter designated in writing by the respective parties hereto:

         The Company:              Marc R. Kittner
                                        Senior Vice President
                                        Washington Mutual, Inc.
                                        1201 Third Avenue, Suite 1500
                                        Seattle, WA  98101

         with copies to:           Todd H. Baker, Esq.
                                        Gibson, Dunn & Crutcher
                                        One Montgomery Street, Telesis Tower
                                        San Francisco, CA  94104-4505

                                        Fay L. Chapman, Esq.
                                        Foster Pepper & Shefelman
                                        1111 Third Avenue, Suite 3400
                                        Seattle, WA  98101

         The Securities Holders:   Keystone Holdings Partners, L.P.
                                        201 Main Street, 23rd Floor
                                        Fort Worth, TX  76102
                                        Attn: Ray L Pinson

                                        Federal Deposit Insurance Corporation
                                        801 17th Street, N.W.
                                        Washington, D.C.  20434-0111
                                        Attn:  Director, Division of Resolutions
         with copies to:            Legal Division
                                         Federal Deposit Insurance Corporation
                                         1717 H Street, N.W., Room H-10025
                                         Washington, D.C.  20434-00001
                                         Attn:  David M. Gearin, Senior Counsel

                                         Cleary, Gottlieb, Steen & Hamilton
                                         One Liberty Plaza
                                         New York, New York  10006
                                         Attn: Michael L. Ryan

                                         Kelly, Hart & Hallman
                                         201 Main Street, Suite 2500
                                         Fort Worth, TX  76102
                                         Attn:  Billy J. Ellis

                                         Dewey Ballantine
                                         1775 Pennsylvania Avenue, N.W.
                                         Washington, D.C.  20006
                                         Attn:  John K. Hughes
                                         Telecopy (202) 862-1093

         10.2 Amendments and Waivers. The Securities Holders of not less than 75% of the Registrable Common and Registrable Litigation Shares held or beneficially owned by Securities Holders at any point in time and the Company may from time to time enter into written amendments, supplements or modifications to this Agreement for the purpose of adding any provisions hereto or changing in any manner the rights of the Securities Holders or the Company hereunder, and the Securities Holders of no less than 75% of the Registrable Common and Registrable Litigation Shares held or beneficially owned by Securities Holders at any time may execute a written instrument waiving, on such terms and conditions as may be specified therein, any of the requirements of this Agreement which are solely for the benefit of the Securities Holders and where such waiver does not adversely affect the interests of the Company; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) adversely affect the rights of a Securities Holder under
Section 2, 3, 4 or 5 hereof or (ii) amend, modify or waive any provision of
Section 6 or this subsection 10.2, in each case without the written consent of each Securities Holder. Any such waiver and any such amendment, modification or supplement shall apply equally to each of the Securities Holders and the Company.

         10.3 Termination. This Agreement and the respective obligations and agreements of the parties hereto, except as otherwise expressly provided herein, shall terminate on the Termination Date.

         10.4 Survival of Representations and Warranties. Except as they may by their terms relate to an earlier date, all representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the termination of any or all of the provisions of this Agreement.

         10.5 Headings. The descriptive headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         10.6 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together one and the same agreement.

         10.7 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW PROVISIONS.

         10.8 Adjustment of Shares. Each reference to a number of shares of Common Stock in this Agreement shall be adjusted proportionately to reflect any stock dividend, subdivision, split or reverse split or the like affected with respect to all outstanding shares of Common Stock.

         10.9 No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into, and is not presently a party to, any agreement with respect to its securities which is inconsistent with the rights granted to the Securities Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Securities Holders pursuant to this Agreement shall be superior to, and take precedence over, any similar rights granted to any other Person by the Company subsequent to the date hereof.

         10.10 Severability. Any provisions of this Agreement prohibited or rendered unenforceable by any applicable law of any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof, any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         10.11 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns to each of the parties hereunder as otherwise provided herein.

         10.12 Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the matters referred to herein and supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

         10.13 Result if No Merger. Notwithstanding any provision of this Agreement, or any rights that the Initial Securities Holders may have hereunder, if the Closing does not occur for any reason, this Agreement shall be terminated, shall be deemed null and void ab initio, and the Company shall have no obligations or liabilities whatsoever to any Person under any of the terms of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                        WASHINGTON MUTUAL, INC.



                        By /s/ Craig E. Tall
                           -----------------------------------------------------
                        Name: Craig E. Tall
                             ---------------------------------------------------
                        Title: Executive Vice President
                              --------------------------------------------------



                        KEYSTONE HOLDINGS PARTNERS, L.P.



                        By:  KH Group Management, Inc., Its General Partner

                        By /s/ Ray L.Pinson
                           -----------------------------------------------------
                        Name: Ray L. Pinson
                             ---------------------------------------------------
                        Title: Vice President
                              --------------------------------------------------


                        FEDERAL DEPOSIT INSURANCE CORPORATION, AS
                        MANAGER OF THE FSLIC RESOLUTION FUND



                        By /s/ James A. Meyer
                           -----------------------------------------------------
                        Name: James a. Meyer
                             ---------------------------------------------------
                        Title: Assistant Director
                              --------------------------------------------------

                                                                        ANNEX A

                        SECURITIES HOLDER'S QUESTIONNAIRE

         Please complete and return immediately to Washington Mutual, Inc. (the "Company") at the following address:

         Washington Mutual, Inc.
         1201 Third Avenue, Suite 1500
         Seattle, WA  98101
         Attention:

         The information requested below is required for purposes of any Public Sale Event pursuant to the Registration Rights Agreement dated as of July 21, 1996 (the "Agreement"), that may be initiated from time to time. If you do not furnish the Company with the requested information, you will not be entitled to participate in any such registration. Unless otherwise defined herein, capitalized terms shall have the meanings ascribed thereto in the Agreement

         Please do not leave any request for information unanswered. If your response to a request is "no" or "not applicable", please so state. If additional space is required, please attach additional sheets to the end of this Questionnaire, clearly identifying the portion hereof to which they relate.

         If you have any questions regarding this Questionnaire, please contact
___________________.

I.       Information required for notices.

         Institution Name:                  _______________________________
         Street Address:                    _______________________________
         Post Office Box:                   _______________________________
         City/State/Zip:                    _______________________________
         Fed. Tax ID. No.
            (if any):                       _______________________________

Telecopier Number: __________               Type of Telecopier:____________

Contacts (Please include alternative contacts).

1.       Name:                              _______________________________
         Title:                             _______________________________
         Function:                          _______________________________
         Business Telephone:                _______________________________
         Home Telephone:                    _______________________________

2.       Name:                              _______________________________
         Title:                             _______________________________
         Function:                          _______________________________
         Business Telephone:
         Home Telephone:                    _______________________________

II. Information required by the Securities Act of 1933, as amended, and related regulations.

         A.   Federal Securities Laws

              1. Name and Address. Give your name and address exactly as they should appear in any Prospectus.

              _______________________________
              _______________________________
              _______________________________
              _______________________________


              2. Ownership of Registrable Common. State the number of shares of Registrable Common and Registrable Litigation Shares, if any, owned by you or your affiliates as of a recent practicable date.

              Shares of Registrable Common: ____________

              Shares of Registrable Litigation Shares (assuming distribution of the maximum amount thereof): ____________________________


              3. Beneficial Ownership of Common Stock. Please furnish the following information, in the tabular form indicated, as to the shares of Common Stock beneficially owned (see definition at end of Questionnaire) by you (including amounts held in your Trust Department in discretionary accounts):

                                                         If such ownership is
                                                         shared with others,
                                                         indicate nature and
Number of                Nature of                       extent of such shared
Shares*                  Beneficial Ownership**          ownership
- -----------              ----------------------          ---------------------

____________________

       * Include shares which you have the right to acquire on or before 60 days after the estimated date of the Prospectus.

      **   Please indicate the extent to which you have sole voting power, shared voting power, sole investment power and shared investment power with respect to shares of Common Stock you beneficially own.

           4. Disclaimer of Beneficial Ownership. Please indicate below the number and description of any shares of Common Stock with respect to which you disclaim beneficial ownership and whether such shares are included in the figure(s) reported above.

           5. Underwriters. Please describe briefly and state the nature of any relationship or interest that you have or any associate of yours (see definition at end of Questionnaire) has, in any underwriter of the securities to be offered. If you are a member or controlling Person of a firm that may be an underwriter of the securities to be offered, briefly describe your relationship to, and interest in, such underwriter.

NOTE:    The underwriters will be listed in the final amendment to the
Registration Statement, a copy of which will be sent to you at a later date.

       B.  NASD Relations.

           6. NASD Membership. State whether you are a "member" of the National Association of Securities Dealers, Inc. (the "NASD"), a "Person associated with a member" or an "underwriter or a related Person" with respect to the proposed offering. Yes _____ No _____

NOTES:           (1)   The NASD By-Laws define "member" to mean either any
           broker or dealer admitted to membership in the NASD.

                 (2) The NASD By-Laws define "Person associated with a member" to mean every sole proprietor, partner, officer, director or branch manager of any member, or any natural Person occupying a similar status or performing similar functions, or any natural Person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member, whether or not any such Person is registered or exempt from registration with the NASD.

                 (3) The NASD has interpreted "underwriter or a related Person" with respect to a proposed offering to include an underwriter, underwriters' counsel, financial consultants and advisers, finders, members of the selling or distribution group, and any and all other Persons "associated with" or "related to" any of such Persons.

       7. Purchase by NASD Affiliates. If your answer to the preceding question was "yes", please furnish the following information, in the tabular form indicated, as to all purchases and acquisitions (including contracts to purchase or to acquire) by you, of warrants, options or any other securities of the Company or any subsidiary thereof, during the preceding 12 months, as well as all proposed purchases or acquisitions by you which are to be consummated in whole or in part prior to, at the time of or within twelve (12) months after the effectiveness of the Registration Statement.

                         Purchaser or           Seller or              Amount and        Price or
                         Prospective            Prospective            Name of           Other
Date                     Purchaser              Seller                 Securities        Consideration
- ----                     ------------           -----------            ----------        -------------

- -------------            -------------          -------------          -------------     -------------
- -------------            -------------          -------------          -------------     -------------
- -------------            -------------          -------------          -------------     -------------

         8. Dealings with Company. Please describe any other dealings within the preceding 12 months not already described in response to the foregoing questions between the Company or any subsidiary or controlling shareholder thereof and any underwriter, related Person of such underwriter, NASD member or Person associated with such member affiliated with you, as such terms are defined in the Notes to Question 7, including compensation or other items of value received or to be received from the Company.

         THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS TO ANY PERSON WHO MAY BE LIABLE IN RESPECT OF A REGISTRATION OR OTHER OFFERING PURSUANT TO THE AGREEMENT THAT THE ANSWERS GIVEN IN THIS QUESTIONNAIRE ARE CORRECTLY STATED TO THE BEST OF THE KNOWLEDGE, INFORMATION AND BELIEF OF THE UNDERSIGNED. THE UNDERSIGNED HEREBY AGREES TO PROMPTLY NOTIFY THE COMPANY OF ANY CHANGE IN THE SUCH ANSWERS WHICH MAY OCCUR DURING THE PERIOD BEGINNING WITH THE DATE BELOW AND ENDING ON THE DATE 90 DAYS AFTER THE EFFECTIVE DATE OF ANY REGISTRATION STATEMENT RELATING TO A REGISTRATION OR OTHER OFFERING PURSUANT TO THE AGREEMENT. THE UNDERSIGNED HEREBY AGREES, FOLLOWING NOTICE OF ANY PROPOSED REGISTRATION TO UPDATE AND AMEND THIS QUESTIONNAIRE IF THERE IS ANY MATERIAL CHANGE IN THE ABOVE INFORMATION AND TO PROVIDE ANY ADDITIONAL INFORMATION REQUESTED BY THE COMPANY PURSUANT TO THE AGREEMENT

Dated:                            , 19  .
         -------------------------    --

                                     [Name of Holder]




                                     By
                                        ----------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------

                                   DEFINITIONS


         As used in this Questionnaire:

         "affiliate" means a Person or organization that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.

         An "associated person" means (1) any corporation or organization (other than the Company or a majority owned subsidiary) of which you are an executive officer or partner or are, directly or indirectly, the beneficial owner of 10% or more of any class or equity securities and (2) any trust or other estate in which you have substantial beneficial interest or to which you serve as trustee or in a similar fiduciary capacity.

         Securities "owned beneficially" by you are securities (whether or not registered in your name) in which, you have or share (directly or indirectly through any contract, arrangement, understanding, relationship or otherwise) (i) voting power, which includes the power to vote or direct the voting of the securities, or (ii) investment power, which includes the power to dispose, or direct the disposition, of the securities. You are also deemed to be the beneficial owner of any securities which you have the right to acquire immediately or within 60 days (a) through the exercise of any option, warrant or right, (b) through the conversion of a security or (c) pursuant to the power to revoke, or the automatic termination of, a trust, discretionary account or similar arrangement.

         Thus, securities held in the name of other individuals, in the name of an estate or trust or pursuant to a pledge agreement where you have either the power to direct the voting of the securities or the disposition of such securities should be listed as "owned beneficially" by you. The Commission has also taken the position that securities held by your spouse, minor children, or other relatives sharing your home should be shown as "owned beneficially" by you on the theory that, absent special circumstances you are able to exercise a controlling influence over the purchase, sale or voting of such securities.

                                                                        ANNEX B


                              SUPPLEMENTAL ADDENDUM

         The undersigned is a holder of Common Stock of Washington Mutual, Inc. (the "Company"). The undersigned hereby agrees as follows:

         The undersigned hereby accepts the terms of and becomes a party to (as a Securities Holder) the Registration Rights Agreement dated as of July 21, 1996, by and among the Company and each Securities Holder named therein. In connection therewith, the undersigned agrees to (A) assume all obligations and liabilities thereunder, (B) enjoy all of the rights thereunder, (C) be bound thereby and (D) perform and comply with the agreements and commitments on the part of the undersigned set forth in the Registration Rights Agreement.

         In connection with the acquisition of shares of Common Stock of the Company by the undersigned, the undersigned makes the following representations and warranties to the Company:

         1. The undersigned understands that the Company is relying upon the representations and covenants contained herein. If more than one person is signing this document, each understanding, representation and warranty made herein shall be a joint and several understanding, representation or warranty of each such person.

         2. The undersigned is familiar with Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act"), and the undersigned is an "accredited investor" as defined therein.

         3. The undersigned represents that the shares of Registrable Common or Registrable Litigation Shares are being acquired by the undersigned for its own account, for investment and not with a view to, or for resale in connection with, any distribution.

         4. The undersigned understands that the shares of Registrable Common or Registrable Litigation Shares may be "restricted securities" within the meaning of Rule 144 under the Securities Act and that unregistered resales may be made only in conformity with Rule 144 or pursuant to another available exemption from registration under the Securities Act, or pursuant to an effective Registration Statement.

         5. The undersigned represents and acknowledges that by reason of its business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate, either directly or indirectly, the undersigned has the capacity to protect its own interests in connection with the investment. The undersigned understands the financial risks with respect to the investment.

         As used in this Supplemental Addendum, capitalized terms defined in the Registration Rights Agreement shall have their respective defined meanings.


Address:                                    Name of
                                            Holder:
                                                    ----------------------------

                                            By
                                               ---------------------------------
                                               Title:

Date:                                 , 199
      --------------------------------     ----


                                      B-2